UNITED STATES
     SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C. 20549


                  FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934



Date of Report (Date of earliest event
reported)           January 30, 1998


  Krupp Institutional Mortgage Fund Limited
Partnership


          Massachusetts            0-14378
          04-2860302
(State or other jurisdiction of
(Commission             (IRS employer
incorporation or organization)          file
number)       identification no.)



470 Atlantic Avenue, Boston, Massachusetts
                   02210
(Address of principal executive offices)
                     (Zip Code)



               (617) 423-2233
  (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

        Disposition of Properties

        Krupp Institutional Mortgage Fund
        Limited Partnership (the
        "Partnership") holds the underlying
        mortgages of the properties owned by
        Krupp Equity Limited Partnership
        ("KELP"), an affiliate of the
        Partnership.  On December 2, 1997,
        Berkshire Realty Enterprise Limited
        Partnership, an affiliate of the
        General Partners as agent for KELP
        entered into an Agreement of Sale to
        sell its remaining properties to
        Kejack, Inc. and its permitted
        assigns, which are unaffiliated third
        parties.  Bell Plaza Shopping Center,
        a shopping center containing 43,842
        leasable square feet located in Oak
        Lawn, Illinois and Northeast Plaza
        Shopping Center, a shopping center
        containing 89,224 leasable square
        feet located in Baton Rouge,
        Louisiana, were included in a package
        with twelve other properties owned by
        affiliates of the General Partners of
        KELP.  The total selling price of the
        fourteen properties was $138,000,000,
        of which KELP received $5,027,200 for
        the sale of its properties, less its
        share of the closing costs.  The
        transaction was consummated on
        January 30, 1998.  KELP will use the
        net proceeds of the sale to pay down
        its mortgage notes payable to the
        Partnership.

        The General Partners expect to
        liquidate and distribute the
        remaining assets of the Partnership
        in 1998.








































Item 7. Financial Statements, Proforma
Financial Information and Exhibits

     (a)  Financial Statements of Business
Acquired
        Response: Not applicable

     (b)  Pro Forma Financial Information

        On January 30, 1998, KELP sold both
        of its remaining properties to
        Kejack, Inc. and its permitted
        assigns, which are unaffiliated third
        parties.  The properties were
        included in a package with twelve
        other properties owned by affiliates
        of KELP's General Partner.  The total
        selling price of the fourteen
        properties was $138,000,000, of which
        KELP received $5,027,200 for the sale
        of its properties, less its share of
        its closing costs.  KELP used the net
        proceeds of the sale to pay down its
        mortgage notes payable to the
        Partnership.

        The Partnership has presented in this
        Form 8-K, a Pro Forma Balance Sheet
        at September 30, 1997 and Pro Forma
        Statements of Income (Loss) for the
        nine months ended September 30, 1997
        and for the year ended December 31,
        1996.  See Note 1 to the Pro Forma
        Financial Statements for further
        discussion of this matter.











































        KRUPP INSTITUTIONAL MORTGAGE FUND LIMITED PARTNERSHIP

                       PRO FORMA BALANCE SHEET
September 30, 1997

(unaudited)

                              ASSETS

         Actual at                           Pro Forma
       September 30,              Pro Forma  September 30,
           1997                  Adjustments                 1997
         (Note 1)                  (Note 1)                (Note 1)

Mortgage notes receivable, net of
loan loss reserve of $16,524,000$  6,949,839 $  (6,949,839)$       -
Cash and cash equivalents          1,110,363        -       1,110,363
Accrued interest receivable - mortgage
  notes, net of reserve for
  uncollectible interest of
  $13,997,634                    118,642       (118,642)         -
Other assets        1,865                -                      1,865

Total assets$   8,180,709       $  (7,068,481)           $  1,112,228

                 LIABILITIES AND PARTNERS' EQUITY

Liabilities    $   19,150       $        -               $     19,150

Partners' equity     8,161,559     (7,068,481)              1,093,078

Total liabilities and
Partners' equity$   8,180,709   $  (7,068,481)           $  1,112,228




























                     See accompanying note to
               pro forma financial statements.
       KRUPP INSTITUTIONAL MORTGAGE FUND LIMITED PARTNERSHIP

               PRO FORMA STATEMENT OF INCOME (LOSS)
For the Nine Months Ended September 30, 1997

(unaudited)

                          As Reported
                          for the Nine
                          Months Ended              Pro Forma for the
                          September 30,               Pro FormaNine
      Months Ended
      1997                Adjustments September 30, 1997   (Note 1)
         (Note 1)            (Note 1)

Interest income:
 Mortgage notes receivable $   445,796  $ (445,796) $            -
 Cash equivalents                46,035          -              46,035

   Total interest income    491,831         (445,796)           46,035

Expenses:
 Expense reimbursements     25,739              -              25,739
 General and administrative   43,292            -              43,292

   Total expenses            69,031             -              69,031

Net income (loss)        $  422,800   $  (445,796)  $      (22,996)


































                     See accompanying note to
               pro forma financial statements.
      KRUPP INSTITUTIONAL MORTGAGE FUND LIMITED PARTNERSHIP

               PRO FORMA STATEMENT OF INCOME (LOSS)
For the Year Ended December 31, 1996

(unaudited)

                      As Reported for                Pro Forma for
                       the Year Ended   Pro Forma    the Year Ended
                      December 31, 1996              Adjustments
December 31, 1996
                          (Note 1)                     (Note 1)
   (Note 1)
Interest income:
 Mortgage notes
                                                              >
   receivable         $     497,376   $  (497,376)  $            -
 Cash equivalents            79,000             -              79,000

   Total interest income    576,376         (497,376)       79,000

Expenses:
 Expense reimbursements     33,345              -              33,345
 General and
   administrative           60,088              -              60,088

   Total expenses          93,433               -              93,433

Net income (loss)     $   482,943     $  (497,376)  $      (14,433)


































                      See accompanying note to
                   pro forma financial statements.
        KRUPP INSTITUTIONAL MORTGAGE FUND LIMITED PARTNERSHIP

               NOTE TO PRO FORMA FINANCIAL STATEMENTS


(1)Basis of Presentation

The Pro Forma Balance Sheet at September 30,
1997 is based on the historical Balance Sheet of the Partnership as reported on Form 10-Q for the quarter ended September 30, 1997. The
Pro Forma adjustment represents an adjustment to the Partnership's financial statements to show the effect of the sale of KELP's remaining properties. The Pro Forma Balance
Sheet at September 30, 1997 reflects the balance sheet as if the sale had occurred prior to September 30, 1997.

The Pro Forma Statement of Income (Loss) for the nine months ended September 30, 1997 is based on the historical Statement of Income of the Partnership as reported on Form 10-Q for the nine months ended September 30, 1997. The
Pro Forma Statement of Income (Loss) for the year ended December 31, 1996 is based on the historical Statement of Income for the Partnership as presented in the annual report on Form 10-K for the year ended December 31, 1996. The Pro Forma adjustments represent the
Partnership's net income related to the
mortgage notes receivable from KELP for the respective period presented. The Pro Forma
Statements of Income (Loss) for the nine months ended September 30, 1997 and for the year ended December 31, 1996 reflect the results of operations of the Partnership as if KELP had sold its properties, and was subsequently dissolved prior to January 1, 1996. The Pro Forma Statements of Income
(Loss) do not reflect any recovery of bad debt or bad debt expense which may be recognized by the Partnership as a result of the sale of KELP's properties and the pay down of its mortgage notes payable to the Partnership.

(c)Exhibits

1.Agreement of Sale dated December 2, 1997 between Berkshire Realty Enterprise Limited
Partnership, agent for Krupp Equity Limited
Partnership, and Kejack, Inc. and its
permitted assigns [Exhibit 1 to Registrant's
Report on Form 8-K dated February 3, 1998
(File No. 0-14378)].*

2.First Amendment to Agreement of Sale dated
December 12, 1997 between Berkshire Realty
Enterprise Limited Partnership, agent for
Krupp Equity Limited Partnership, and Kejack
Inc. and its permitted assigns [Exhibit 2 to Registrant's Report on Form 8-K dated February
3, 1998 (File No. 0-14378)].*

3.Second Amendment to Agreement of Sale dated
December 14, 1997 between Berkshire Realty
Enterprise Limited Partnership, agent for
Krupp Equity Limited Partnership, and Kejack,
Inc. and its permitted assigns [Exhibit 3 to Registrant's Report on Form 8-K dated February
3, 1998 (File No. 0-14378)].*

4.Side letter dated December 17, 1997 from
William S. Gee on behalf of Kejack, Inc. and its permitted assigns to Eli Rubenstein, Esq.
on behalf of Berkshire Realty Enterprises
Limited Partnership, agent for Krupp Equity
Limited Partnership [Exhibit 4 to Registrant's
Report on Form 8-K dated February 3, 1998
(File No. 0-14378)].*

5.Side letter dated January 6, 1998 from
William S. Gee on behalf of Kejack, Inc. and its permitted assigns to Eli Rubenstein, Esq.
on behalf of Berkshire Realty Enterprise
Limited Partnership, agent for Krupp Equity
Limited Partnership [Exhibit 5 to Registrant's
Report on Form 8-K dated February 3, 1998
(File No. 0-14378)].*

                                           *
Incorporated by reference.

                  SIGNATURE



Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  Krupp
Institutional Mortgage Fund Limited
Partnership

(Registrant)




BY:  /s/Wayne H. Zarozny
                      Wayne H. Zarozny
                      Treasurer and Chief
                      Accounting Officer of
the                   Krupp Corporation, a
General               Partner.



DATE: March 31, 1998